File Nos. 33-58248
                                                                    811-7502

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]


     Post-Effective Amendment No. 9                                    [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 9                                                   [X]




                      (Check appropriate box or boxes.)

                      DREYFUS INTERNATIONAL FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on January 15, 1997 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----



If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1996 for its Dreyfus International Growth Fund (formerly, Dreyfus International Equity Fund) was filed on July 25, 1996. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1997 for its Dreyfus Emerging Markets Fund is expected to be filed on or about July 25, 1997.




                      DRYEFUS INTERNATIONAL FUNDS, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)


                                                             Dreyfus
                                                             Emerging
Items in                                                     Markets Fund
Part A of                                                    _____________
Form N-1A      Caption                                           Page
_________      _______                                           ____



   1           Cover Page                                        Cover

   2           Synopsis                                          3

   3           Condensed Financial Information                   4

   4           General Description of Registrant                 4 and 18

   5           Management of the Fund                            7

   5(a)        Management's Discussion of Fund's Performance     *

   6           Capital Stock and Other Securities                18

   7           Purchase of Securities Being Offered              8

   8           Redemption or Repurchase                          13

   9           Pending Legal Proceedings                         *



Items in
Part B of
Form N-1A                                                        All Funds
_________                                                        _________


   10          Cover Page                                        Cover

   11          Table of Contents                                 Cover

   12          General Information and History                   B-30

   13          Investment Objectives and Policies                B-2

   14          Management of the Fund                            B-11

   15          Control Persons and Principal                     B-15
               Holders of Securities

   16          Investment Advisory and Other                     B-15
               Services



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                      DREYFUS INTERNATIONAL FUNDS, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                           Page
_________      _______                                           _____


   17          Brokerage Allocation                              B-28

   18          Capital Stock and Other Securities                B-30

   19          Purchase, Redemption and Pricing                  B-17; B-20
               of Securities Being Offered                       and B-25

   20          Tax Status                                        B-26

   21          Underwriters                                      B-1  and
                                                                 B-17

   22          Calculations of Performance Data                  B-29

   23          Financial Statements                              B-37




Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits                 C-1

   25          Persons Controlled by or Under                    C-3
               Common Control with Registrant

   26          Number of Holders of Securities                   C-3

   27          Indemnification                                   C-3

   28          Business and Other Connections of                 C-4
               Investment Adviser

   29          Principal Underwriters                            C-10

   30          Location of Accounts and Records                  C-13

   31          Management Services                               C-13

   32          Undertakings                                      C-13


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



------------------------------------------------------------------------------

PROSPECTUS                                                    JANUARY 15, 1997

                       DREYFUS EMERGING MARKETS FUND
------------------------------------------------------------------------------
        DREYFUS EMERGING MARKETS FUND (THE "FUND") IS A SEPARATE NON-DIVERSIFIED PORTFOLIO OF DREYFUS INTERNATIONAL FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. THE FUND WILL INVEST PRINCIPALLY IN THE EQUITY SECURITIES OF FOREIGN ISSUERS IN COUNTRIES WITH EMERGING MARKETS.

        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS
TELETRANSFER.

        IN SOME CASES, SHAREHOLDERS WILL BE CHARGED A 1% REDEMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS ON SHARES HELD LESS THAN SIX MONTHS.

        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 15, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                               TABLE OF CONTENTS
                                                                         PAGE

FEE TABLE.........................................                         3
CONDENSED FINANCIAL INFORMATION...................                         4
DESCRIPTION OF THE FUND...........................                         4
MANAGEMENT OF THE FUND............................                         7
HOW TO BUY SHARES.................................                         8
SHAREHOLDER SERVICES..............................                        10
HOW TO REDEEM SHARES..............................                        13
SHAREHOLDER SERVICES PLAN.........................                        16
DIVIDENDS, DISTRIBUTIONS AND TAXES................                        16
PERFORMANCE INFORMATION...........................                        17
GENERAL INFORMATION...............................                        18
APPENDIX..........................................                        19

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                     [This Page Intentionally Left Blank]
                                    Page 2

                                   Fee Table
SHAREHOLDER TRANSACTIONS EXPENSES
          Redemption Fee* (as a percentage of amount redeemed).......................                     1.00%
ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
          Management Fees (after expense reimbursement)..............................                      .00%
          Other Expenses (after expense reimbursement)...............................                     2.00%
          Total Fund Operating Expenses (after expense reimbursement)................                     2.00%
* Shares acquired by purchase or exchange and held for less than six months may be subject to a 1% redemption fee payable to the Fund. See "How to Redeem
Shares."

EXAMPLE:                                                                    1 YEAR                     3 YEARS
          You would pay the following
          expenses on a $1,000 invest-
          ment, assuming (1) 5% annual
          return and (2) redemption at
          the end of each time period:                                     $20                        $63

------------------------------------------------------------------------------

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Annual Fund Operating expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending May 31, 1997, Fund expenses, including the management fee, exceed 2.00% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain Fund expenses to the extent of such excess expense. The expenses noted above, without reimbursement and based on estimated amounts for the current fiscal year, would be: Management Fee -- 1.25%, Other Expenses -- 2.05% and Total Fund Operating Expenses -- 3.30%. Certain Service Agent(s) (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."

                                    Page 3

                     CONDENSED FINANCIAL INFORMATION


        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                          FINANCIAL HIGHLIGHTS


        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period June 28, 1996
(commencement of operations) to November 30, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                       --------
  INVESTMENT OPERATIONS:
  Investment Income - net...................................................                               -
  Net realized and unrealized gain (loss) on investments....................                             (.27)
                                                                                                       --------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             (.27)
                                                                                                       --------
  Net asset value, end of period............................................                           $12.23
                                                                                                       --------
TOTAL INVESTMENT RETURN.....................................................                            (2.16%)(1)(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................                              .85%(2)
  Ratio of net investment income to average net assets......................                              .07%(2)
  Decrease reflected in above expense ratios due to undertaking by The Dreyfus Corporation                .56%(2)
  Portfolio Turnover Rate...................................................                            19.86%(2)
  Average Commission Rate (3)...............................................                           $.0212
  Net Assets, end of period (000's omitted).................................                          $13,288


(1) Exclusive of redemption fee.


(2) Not annualized.


(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending May 31, 1997, which will be available approximately the end of July 1997, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is long-term capital appreciation. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
INVESTMENT APPROACH

        The Fund's investment approach is value-oriented and research-driven. To manage the Fund, The Dreyfus Corporation evaluates traditional measures to classify issuers as "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios, low price to cash flow ratios or higher than average dividend payments in relation to price should be classified as value companies. In addition, The Dreyfus Corporation intends to consider broader measures, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by broadly diversified country allocation.

MANAGEMENT POLICIES

        Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities of foreign issuers in countries having emerging markets. For purposes of the Fund's operations, "emerging markets countries" will consist of all countries represented by the Morgan Stanley Capital
                                    Page 4

International Emerging Markets Index ("MSCI-Emerging Markets") and any other country determined by The Dreyfus Corporation to have developing or emerging economies and markets. The countries represented by the MSCI-Emerging Markets Index currently include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets countries. The Fund does not anticipate that it will invest more than 25% of the value of its total assets in the securities issuers in any one emerging market country.

        Issuers whose principal activities are in emerging markets countries include issuers (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or
(4) having at least 50% of their assets located in, an emerging market country. The Dreyfus Corporation will base determinations as to eligibility on publicly available information and inquiries made to the companies.
        The equity securities in which the Fund may invest consist of common stocks and preferred stocks. Certain emerging markets countries are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such countries solely or primarily through investment vehicles, such as closed-end investment companies, authorized by such emerging market country's government. See "Appendix -- Certain Portfolio Securities -- Closed-End Investment Companies."
        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix -- Certain Portfolio Securities -- Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The Fund also may invest in money market instruments in anticipation of investing cash positions.
        The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects. This risk may be incurred by the Fund's investing in issuers in emerging markets countries, as more fully described below.
                                    Page 5

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."
USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information. NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally,
                                    Page 6

with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                           MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 30, 1996, The Dreyfus Corporation managed or administered approximately $84 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is D. Kirk Henry. He has held that position since June 1996 and has been employed by The Dreyfus Corporation as a portfolio manager since May 1996. He also is a Vice President and international equity portfolio manager of The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. Mr. Henry has been employed by TBC Asset Management or its predecessor since May 1994. Prior to joining TBC Asset Management, Mr. Henry was Executive Vice President of Cseh International Associates, Inc., the international money management division of Cashman, Farrell & Associates. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.

        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to
                                    Page 7

investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised, managed or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                            HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or
                                    Page 8

subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900284188/Dreyfus Emerging Markets Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
                                    Page 9

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued generally at market value or, where market quotations are not readily available, at fair value as determined by or under the direction of the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of
                                    Page 10

the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        The Fund will deduct a redemption fee equal to 1% of the net asset value of such shares exchanged out of the Fund where the exchange is made less than six months after issuance. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds
                                    Page 11

eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation
                                    Page 12

in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                           HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        The Fund will deduct a redemption fee of 1% of the net asset value of Fund shares redeemed or exchanged in less than six months following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its
                                    Page 13

shareholders. For purposes of calculating the six-month holding period, the Fund will employ the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest. No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation,
(3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or discontinued at any time or from time to time. No redemption fee will be charged upon the redemption of shares acquired through reinvestment of dividends or capital gain distributions, or shares redeemed through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or through omnibus accounts for various retirement plans. The redemption fee may be waived, modified or discontinued at any time or from time to time. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE
CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.
The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.
                                    Page 14


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member
                                    Page 15

may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                           SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
                                    Page 16

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                              PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., MSCI-Emerging Markets Index, Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                                    Page 17

                               GENERAL INFORMATION

        The Company was incorporated under Maryland law on January 27, 1993 and commenced operations on June 29, 1993. Before June 24, 1996, the Company's name was Dreyfus International Equity Fund, Inc. The Company is authorized to issue 400 million shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                    Page 18

                                    APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box. BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses
                                    Page 19

if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this requ ired cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
CERTAIN PORTFOLIO SECURITIES
CLOSED-END INVESTMENT COMPANIES -- The Fund may invest in securities issued by closed-end investment companies which principally invest in securities in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repur-
                                    Page 20

chase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 21
                    [This Page Intentionally Left Blank]
                                    Page 22

                    [This Page Intentionally Left Blank]
                                    Page 23

Emerging
Markets
Fund
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          327p011597
                                    Page 24



                      DREYFUS INTERNATIONAL FUNDS, INC.

                      DREYFUS INTERNATIONAL GROWTH FUND
                        DREYFUS EMERGING MARKETS FUND

                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)


                              JANUARY 15, 1997




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus International Growth Fund dated October 1, 1996 and Dreyfus Emerging Markets Fund dated January 15, 1997 (each, a "Fund" and collectively, the "Funds") of Dreyfus International Funds, Inc. (the "Company"), respectively, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.
                              TABLE OF CONTENTS
                                                            Page


Investment Objective and Management Policies. . . . . . . . B-2
Management of the Company . . . . . . . . . . . . . . . . . B-11
Management Agreement. . . . . . . . . . . . . . . . . . . . B-15
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . B-17
Distribution Plan and Shareholder Services Plan . . . . . . B-18
Redemption of Shares. . . . . . . . . . . . . . . . . . . . B-20
Shareholder Services. . . . . . . . . . . . . . . . . . . . B-22
Determination of Net Asset Value. . . . . . . . . . . . . . B-25
Dividends, Distributions and Taxes. . . . . . . . . . . . . B-26
Portfolio Transactions. . . . . . . . . . . . . . . . . . . B-28
Performance Information . . . . . . . . . . . . . . . . . . B-29
Information About the Funds . . . . . . . . . . . . . . . . B-30
Transfer and Dividend Disbursing Agent,
  Custodian, Counsel and Independent Auditors . . . . . . . B-30
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . B-32
Financial Statements. . . . . . . . . . . . . . . . . . . . B-37
Report of Independent Auditors. . . . . . . . . . . . . . . B-49




                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts. These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

     Short-Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing permissible liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (Dreyfus International Growth Fund only) In connection with its securities lending transactions, Dreyfus International Growth Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. A Fund may invest in Derivatives (as defined in the relevant Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.
When required by the Securities and Exchange Commission, a Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      Dreyfus International Growth Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which a Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Dreyfus Emerging Markets Fund also may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

     Each Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                          MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Company


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is c/o The Noel Group, 667 Madison Avenue, 25th Floor, New York, New York 10021.



*DAVID P. FELDMAN, Board Member.  Chairman and Chief Executive Officer of
     AT&T Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 75 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 71 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry
     R. Luce Professor of Urban Values at New York University. Mr. Kristol is 76 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 70 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is 57 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a member of the Chemical Bank National Advisory Board and a director of The New Germany Fund, Mountasia Entertainment International, Inc. and the Lillian Vernon Corporation. Mr. Wasserman is 63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

     For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended May 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:

                                                  Total Compensation
                                                  From Company and
                         Aggregate                Fund Complex
Name of Board            Compensation             Paid to Board
Member                   From Company*            Member

Joseph S. DiMartino           $6,250              $448,618 (94)

David P. Feldman              $5,000              $113,783 (28)

John M. Fraser, Jr.           $5,000              $ 58,606 (12)

Robert R. Glauber             $5,000              $ 97,503 (21)

James F. Henry                $5,000              $ 53,500 (10)

Rosalind Gersten
 Jacobs                       $4,500              $ 92,500 (20)

Irving Kristol                $5,000              $ 53,500 (10)

Dr. Paul A. Marks             $4,500              $ 49,427 (10)

Dr. Martin Peretz             $5,000              $ 53,500 (10)

Bert W. Wasserman             $5,000              $ 54,739 (10)

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,247 for all Board members as a group.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.




DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. He is also Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


ELIZABETH KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.



RICHARD INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of the Distributor and an officer of other investment companies advised or administered by the Manager. He is also Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is also Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on December 10, 1996.



     The following are known by the Company to own, of record or beneficially, 5% or more of the outstanding voting securities of Dreyfus Emerging Markets Fund as of December 10, 1996: APT Holdings Corporation, 4500 New Linden Hill Road, Wilmington, Delaware--33.92%; MAC & Co. Mutual Funds, P.O. Box 3198, Pittsburgh, Pennsylvania--11.28%. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the Act) of the Fund.




                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

     Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended March 11, 1996, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994 in respect of Dreyfus International Growth Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 29, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940
Act).


     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William
F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President-- Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



     The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus International Growth Fund's portfolio manager is Ronald Chapman and Dreyfus Emerging Markets Fund's portfolio managers are Sandor Cseh and D. Kirk Henry. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated between the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of Dreyfus International Growth Fund's average daily net assets, and 1.25% of the value of Dreyfus Emerging Markets Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period from June 29, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and 1996, the management fees payable by Dreyfus International Growth Fund amounted to $731,828, $1,181,098 and $859,453, respectively; however, pursuant to undertakings in effect, the Manager reduced its fee by $174,169 in fiscal 1994, resulting in a net fee paid by Dreyfus International Growth Fund of $557,659 for that period. Dreyfus Emerging Markets Fund has not completed its first fiscal year.

     Pursuant to a sub-investment advisory agreement which was terminated on March 31, 1996, the Manager engaged M&G Investment Management Limited ("M&G") to provide sub-investment advisory services to and day-to-day management of Dreyfus International Growth Fund's investments. As compensation for M&G's services, the Manager had agreed to pay M&G a monthly fee at the annual rate of .30 of 1% of the value of Dreyfus International Growth Fund's average daily net assets. For the period from June 29, 1993 (commencement of operations) through May 31, 1994, for the fiscal year ended May 31, 1995 and for the period from June 1, 1995 through March 31, 1996, the sub-investment advisory fees payable by the Manager to M&G amounted to $316,827, $475,057 and $290,879, respectively; however, pursuant to undertakings in effect, the sub-investment advisory fee was reduced by $51,342 in fiscal 1994, resulting in a net fee paid by the Manager to M&G of $265,485 for that period.

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


                          PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in Dreyfus International Growth Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan" or in Dreyfus Emerging Market Fund's Prospectus entitled "Shareholder Services Plan."

     Distribution Plan. (Dreyfus International Growth Fund only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to Dreyfus International Growth Fund (the "Distribution Plan") pursuant to which the Company reimburses the Distributor for distributing Dreyfus International Growth Fund's shares and pays the Manager, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to Dreyfus International Growth Fund. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit Dreyfus International Growth Fund and its shareholders.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the cost which shareholders may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on May 29, 1996. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Dreyfus International Growth Fund's shares.

     For the fiscal year ended May 31, 1996, the amount payable by Dreyfus International Growth Fund under the Distribution Plan was $589,143, of which $563,975 was payable to the Manager for advertising and marketing Dreyfus International Growth Fund's shares, $8,994 was reimbursed to the Distributor for payments made to Service Agents and $16,174 was payable by the Fund for preparing, printing and distributing prospectuses and statements of additional information and for costs associated with implementing and operating the Plan.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on May 29, 1996. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended May 31, 1996, Dreyfus International Growth Fund was charged $286,484 pursuant to the Shareholder Services Plan. Dreyfus Emerging Markets Fund has not completed its first fiscal year.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."


     Redemption Fee. (Dreyfus Emerging Markets Fund only) Dreyfus Emerging Markets Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund.


     No redemption fee will be charged upon the redemption of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation,
(3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.



     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account
Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Company believes that Dreyfus International Growth Fund has qualified for the fiscal year ended May 31, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that Dreyfus Emerging Markets Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.
Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of a Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to a Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of a Fund may approach the 150% level. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the period June 29, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and 1996, Dreyfus International Growth Fund paid total brokerage commissions of $894,844, $573,515 and $798,435, respectively, none of which was paid to the Distributor. There were no gross spreads and concessions on principal transactions during such periods. Dreyfus Emerging Markets Fund has not completed its first fiscal year.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."


     Dreyfus International Growth Fund's average annual return for the 1 and 3.425 year periods ended November 30, 1996 was 13.02% and 7.70%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     Dreyfus International Growth Fund's total return for the period June 29, 1993 (commencement of operations) through November 30, 1996 was 28.94%. Dreyfus Emerging Markets Fund's total return for the period June 28, 1996 (commencement of operations) through November 30, 1996 was -2.16%. Total return for a Fund is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.





     Comparative performance may be used from time to time in advertising a Fund's shares, including data from Lipper Analytical Services, Inc., Morgan Stanley Capital International Emerging Markets Index, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. From time to time, a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may include biographical information relating to its portfolio managers, and may refer to or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. A Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. Advertising materials for each Fund also may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through May 31, 1996, the Company paid the Transfer Agent $62,940. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Company's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of each Fund or which securities are to be purchased or sold by a Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


                                  APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings
                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.



DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                            MAY 31, 1996
COMMON STOCKS-98.8%                                                                                 SHARES           VALUE
                                                                                                    _______         _______
  AUSTRALIA-2.1%                     Boral..................................                        800,000   $   2,103,758
                                                                                                                    ______
  CANADA-1.1%                        Ranger Oil.............................                        150,000       1,125,000
                                                                                                                    ______
  FINLAND-1.0%                       Cultor Oy..............................                         22,000       1,030,599
                                                                                                                    ______
  FRANCE-7.0%                        Elf Aquitaine..........................                         14,000       1,015,960
                                     Groupe Danone..........................                          6,500         952,972
                                     Lafarge................................                         13,500         891,186
                                     Michelin, Cl. B........................                         16,000         808,300
                                     Rhone-Poulenc, Cl. A...................                         39,000         974,149
                                     Sanofi.................................                         18,100       1,396,331
                                     Societe Television Francaise 1.........                         10,000       1,169,398
                                                                                                                    ______
                                                                                                                  7,208,296
                                                                                                                    ______
  GERMANY-4.9%                       Adidas.................................                         13,000         977,453
                                     Continental............................                         60,000       1,035,773
                                     Deutsche Bank..........................                         20,000         940,597
                                     Thyssen................................                          6,000       1,111,782
                                     Veba...................................                         18,500         969,626
                                                                                                                    ______
                                                                                                                  5,035,231
                                                                                                                    ______
  HONG KONG-3.8%                     HKR International......................                        596,800         682,723
                                     Hong Kong Electric Holdings............                        300,000         961,712
                                     Hong Kong Land Holdings................                        375,000         825,000
                                     Melco International Development........                         42,500          13,185
                                     Shun Tak Holdings......................                        850,000         565,846
                                     Swire Pacific, Cl. A...................                        100,000         888,679
                                                                                                                    ______
                                                                                                                  3,937,145
                                                                                                                    ______
  INDONESIA-1.1%                     PT Indofood Sukses Makmur............                          150,000         680,210
                                     PT Telekomunikasi Indonesia, A.D.R...(a)                        15,000         457,500
                                                                                                                    ______
                                                                                                                  1,137,710
                                                                                                                    ______
  IRELAND-1.2%                       Independent Newspapers.................                         80,000         635,000
                                     Irish Continental Group................                         70,000         600,075
                                                                                                                    ______
                                                                                                                  1,235,075
                                                                                                                    ______
  ITALY-3.0%                         Credito Italiano.......................                        600,000         746,259
                                     Fiat...................................                        300,000       1,054,480
                                     Parmalat Finanziaria...................                      1,000,000       1,256,073
                                                                                                                    ______
                                                                                                                  3,056,812
                                                                                                                    ______
  JAPAN-34.4%                        Alpine Electronics.....................                         29,000         536,391
                                     Amada..................................                         52,000         538,611
                                     Bank of Tokyo-Mitsubishi...............                         54,000       1,278,461
                                     Circle K Japan.........................                         22,000         984,741
                                     DDI....................................                            180       1,558,124

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         MAY 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    _______         _______

  JAPAN (CONTINUED)                  Daikin Industries......................                         82,000  $      887,265
                                     Daiwa House Industry...................                         38,000         579,858
                                     Daiwa Securities.......................                         40,000         536,391
                                     East Japan Railway.....................                            130         715,343
                                     Fuji Photo Film........................                         19,000         590,400
                                     Hitachi................................                        164,000       1,516,693
                                     Hitachi Credit.........................                         66,000       1,220,753
                                     Hitachi Zosen..........................                         93,000         515,185
                                     I-O Data Device........................                         10,000         406,918
                                     Ishikawajima-Harima Heavy Industries...                        194,000         889,892
                                     Isuzu Motors...........................                        160,000         870,064
                                     JGC....................................                         46,000         587,071
                                     JUSCO..................................                         35,000       1,035,790
                                     Kato Denki.............................                         25,000         492,463
                                     Kawasaki Heavy Industries..............                        100,000         522,519
                                     Komori.................................                         50,000       1,294,738
                                     Maruzen................................                         30,000         520,207
                                     Matsushita Electric Industrial.........                        100,000       1,720,152
                                     Mitsubishi Materials...................                        293,000       1,707,112
                                     Mitsui & Co............................                         88,000         809,766
                                     Mitsui Fudosan.........................                         42,000         532,137
                                     NKK....................................(a)                     175,000         511,421
                                     Nippon Express.........................                         85,000         848,978
                                     Nippon Steel...........................                        167,000         566,808
                                     Nippon Yakin Kogyo.....................                        100,000         479,978
                                     Nissan Chemical Industries.............                         54,000         386,535
                                     Nissan Motor...........................                         17,000         139,767
                                     Nomura Securities......................                         28,000         528,253
                                     P.S. ..................................                            400           7,694
                                     Ricoh..................................                         84,000         846,759
                                     Rohm...................................                          8,000         499,399
                                     Royal..................................                         16,000         494,220
                                     Sanyo Electric.........................                        169,000       1,004,966
                                     Shiseido...............................                         99,000       1,226,857
                                     Sony...................................                         18,000       1,143,623
                                     Sumitomo Bank..........................                         60,000       1,181,911
                                     Sumitomo Metal Mining..................                        100,000         934,061
                                     TDK....................................                          9,000         511,884
                                     Tokyo Style............................                          6,000         105,984
                                     Toyota Motor...........................                         46,000       1,050,772
                                                                                                                    ______
                                                                                                                 35,316,915
                                                                                                                    ______
  MALAYSIA- 3.0%                     Commerce Asset Holdings................                          80,000        538,526
                                     DCB Holdings...........................                         150,000        498,858

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      MAY 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    _______         _______

  MALAYSIA (CONTINUED)               Edaran Otomobil Nasional...............                         75,000  $      670,153
                                     Metacorp...............................                        107,667         293,359
                                     R.J. Reynolds..........................                        100,000         304,524
                                     Renong.................................                        490,000         816,765
                                                                                                                    ______
                                                                                                                  3,122,185
                                                                                                                    ______
  MEXICO-2.6%                        Cemex, Ser. B.........................                         125,000         496,978
                                     Fomento Economico Mexicano, Ser. B....                         173,000         510,054
                                     Grupo Carso, Ser. A1..................(a)                       67,000         491,363
                                     Grupo Financiero Bancomer, Ser. B.....(a)                    1,075,000         475,050
                                     Groupo Televisa, A.D.R. ..............(a)                       24,000         738,000
                                                                                                                    ______
                                                                                                                  2,711,445
                                                                                                                    ______
  NETHERLANDS-4.4%                   Ahrend Groep...........................                         25,000       1,114,827
                                     Ahrend Groep (Rights)..................                         25,000          11,148
                                     Koninklijke Bijenkorf Beheer...........                         15,000       1,179,370
                                     OCE-Van Der Grinten....................                         12,000       1,175,849
                                     Verenigde Nederlandse Uitgeversbedrijven
                                       Verenigd Bezit.......................                         60,000         985,742
                                                                                                                    ______
                                                                                                                  4,466,936
                                                                                                                    ______
  NORWAY-2.4%                        Schibsted Group......................                          115,000       1,536,559
                                     Uni-Storebrand, Cl. A................(a)                       200,000         967,549
                                                                                                                    ______
                                                                                                                  2,504,108
                                                                                                                    ______
  SINGAPORE-1.8%                     DBS Land...............................                        314,000       1,044,064
                                     Overseas Union Bank....................                        110,000         781,528
                                                                                                                    ______
                                                                                                                  1,825,592
                                                                                                                    ______
  SPAIN-2.0%                         Iberdrola..............................                        110,000       1,118,775
                                     Repsol.................................                         26,000         891,591
                                                                                                                    ______
                                                                                                                  2,010,366
                                                                                                                    ______
  SWEDEN-6.1%                        Ericsson (LM) Telephone, Cl. B, A.D.R.                          50,000       1,153,125
                                     Scania, Ser. A.......................(a)                        22,000         622,422
                                     Scania, Ser. B.......................(a)                        42,000       1,188,261
                                     Skandia Forsakring.....................                         39,000         995,950
                                     Sparbanken Sverige, Cl. A..............                         90,000       1,058,713
                                     Svenskt Stal, Ser. B...................                         90,000       1,152,523
                                     Tornet Fastighets......................                          9,000          77,728
                                                                                                                    ______
                                                                                                                  6,248,722
                                                                                                                    ______
  SWITZERLAND-3.8%                   ABB....................................                            800         958,206
                                     Elektrowatt, Cl. B.....................                          2,700       1,020,336
                                     Roche Holding..........................                            125         960,769
                                     Sandoz.................................                            900         935,308
                                                                                                                    ______
                                                                                                                  3,874,619
                                                                                                                    ______

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    MAY 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    _______         _______

  UNITED KINGDOM- 13.1%              Asda Group.............................                        700,000  $    1,286,140
                                     Barclays...............................                        100,000       1,164,425
                                     British Steel..........................                        330,000         871,110
                                     British Telecommunications.............                        255,000       1,405,567
                                     Cookson Group..........................                        300,000       1,416,382
                                     Great Universal Stores.................                        100,000       1,053,565
                                     Lloyds TSB Group.......................                        206,520       1,002,255
                                     Lucas Industries.......................                        300,000       1,139,617
                                     Royal Bank of Scotland Group...........                        130,000       1,052,169
                                     TeleWest Communications................                        450,000       1,262,882
                                     United Utilities.......................                         75,000        6 77,375
                                     Williams Holdings......................                        225,000       1,159,968
                                                                                                                    ______
                                                                                                                 13,491,455
                                                                                                                    ______
                                     TOTAL COMMON STOCKS
                                       (cost $95,470,313)...................                                   $101,441,969
                                                                                                                     ======
PREFERRED STOCKS-2.1%
  BRAZIL- 1.0%                       Banco Bradesco.........................                         29,000  $      337,108
                                     Companhia Energetica de Minas Gerais...                         12,900         341,923
                                     Petroleo Brasileiro....................                          2,800         338,110
                                                                                                                    ______
                                                                                                                  1,017,141
                                                                                                                    ______
  GERMANY-1.1%                       Henkel KGaA Vorzug.....................                          2,700       1,136,889
                                                                                                                    ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $2,047,237)....................                                   $  2,154,030
                                                                                                                    =======
TOTAL INVESTMENTS (cost $97,517,550)........................................                         100.9%    $103,595,999
                                                                                                     ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (.9%)   $   (885,617)
                                                                                                     ====           =======
NET ASSETS..................................................................                         100.0%    $102,710,382
                                                                                                     ====           =======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.



See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        MAY 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $97,517,550)-see statement......................................                                   $103,595,999
    Cash....................................................................                                        176,823
    Receivable for investment securities sold...............................                                      2,528,846
    Net unrealized appreciation on forward currency exchange contracts-Note 3(a)                                    838,117
    Dividends receivable....................................................                                        521,122
    Prepaid expenses........................................................                                         83,089
                                                                                                                    ______
                                                                                                                107,743,996
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                   $     77,401
    Due to Distributor......................................................                         66,818
    Payable for investment securities purchased.............................                      4,729,391
    Accrued expenses........................................................                        160,004       5,033,614
                                                                                                     ______          _____
NET ASSETS..................................................................                                   $102,710,382
                                                                                                                    =======
REPRESENTED BY:
    Paid-in capital.........................................................                                   $ 95,246,883
    Accumulated undistributed investment income-net.........................                                        444,797
    Accumulated undistributed net realized gain on investments..............                                        104,798
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                      6,913,904
                                                                                                                    ______
NET ASSETS at value applicable to 6,630,032 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                   $102,710,382
                                                                                                                    =======
NET ASSET VALUE, offering and redemption price per share
    ($102,710,382 / 6,630,032 shares).......................................                                         $15.49
                                                                                                                    =======



See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF OPERATIONS                                                             YEAR ENDED MAY 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $376,549 foreign taxes withheld at source).....                   $  2,757,332
      Interest..............................................................                        287,687
                                                                                                     _____
          TOTAL INCOME......................................................                                   $  3,045,019
    EXPENSES:
      Management fee-Note 2(a)..............................................                        859,453
      Shareholder servicing costs-Note 2(b,c)...............................                      1,097,909
      Custodian fees........................................................                        144,901
      Professional fees.....................................................                         84,480
      Directors' fees and expenses-Note 2(d)................................                         55,286
      Prospectus and shareholders' reports-Note 2(b)........................                         37,981
      Registration fees.....................................................                         30,166
      Miscellaneous.........................................................                         25,643
                                                                                                     _____
          TOTAL EXPENSES....................................................                                      2,335,819
                                                                                                                     _____
          INVESTMENT INCOME-NET.............................................                                        709,200
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions-Note 3(a)................................................                    $10,297,222
    Net unrealized appreciation on investments and foreign currency
      transactions..........................................................                      3,566,028
                                                                                                     _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                     13,863,250
                                                                                                                    =======
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $14,572,450
                                                                                                                    =======




See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED MAY 31,
                                                                                           _________________________________
                                                                                             1995                        1996
                                                                                             _______                    ______
OPERATIONS:
    Investment income-net...................................................        $        144,098         $         709,200
    Net realized gain (loss) on investments.................................              (9,638,920)               10,297,222
    Net unrealized appreciation (depreciation) on investments for the year..              (2,647,103)                3,566,028
                                                                                             _______                    ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......             (12,141,925)               14,572,450
                                                                                             _______                    ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................                (144,098)                    --
    In excess of investment income-net......................................                (207,897)                    --
    From net realized gain on investments...................................              (2,933,301)                    --
                                                                                             _______                    ______
      TOTAL DIVIDENDS.......................................................              (3,285,296)                    --
                                                                                             _______                    ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................             514,593,936               418,554,429
    Dividends reinvested....................................................               3,064,914                     --
    Cost of shares redeemed.................................................            (544,228,996)            (468,325,648)
                                                                                             _______                    ______
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............             (26,570,146)             (49,771,219)
                                                                                             _______                    ______
          TOTAL (DECREASE) IN NET ASSETS....................................             (41,997,367)             (35,198,769)
NET ASSETS:
    Beginning of year.......................................................             179,906,518               137,909,151
                                                                                             _______                    ______
    End of year [including distributions in excess of investment income-net;
      ($237,568) in 1995 and undistributed investment income-net;
      $444,797 in 1996].....................................................           $ 137,909,151             $ 102,710,382
                                                                                             =======                    ======

                                                                                              SHARES                   SHARES
                                                                                             _______                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................              35,280,834                29,117,194
    Shares issued for dividends reinvested..................................                 217,216                     --
    Shares redeemed.........................................................            (37,294,477)              (32,523,537)
                                                                                             _______                    ______
      NET (DECREASE) IN SHARES OUTSTANDING..................................             (1,796,427)               (3,406,343)
                                                                                             =======                    ======


See notes to financial statements.



DREYFUS INTERNATIONAL EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS


Reference is made to page 3 of the Fund's Prospectus dated October 1, 1996.

See notes to financial statements.


DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Effective April 1, 1996, M&G Investment Management Limited ("M&G") no longer serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the Fund not to distribute such gain.
    Dividends and distributions from net investment income and realized capital gains are determined in accordance with Federal Income Tax regulations which may differ from net investment income and net
DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

realized capital gains as determined in accordance with generally accepted accounting principles. These differences, which have resulted from the classification of gains/losses recognized on foreign currency transactions and Passive Foreign Investment Companies have been reclassified within the capital accounts based on their Federal tax-basis treatment. To reflect these reclassifications, during the year ended May 31, 1996, the Fund credited paid-in capital $167,356 and charged accumulated undistributed net investment income and accumulated net realized loss on investments $26,835 and $140,521 respectively. During the year ended May 31, 1995, the Fund charged paid-in capital $253,131, and credited accumulated undistributed net investment income and accumulated net realized loss on investments $68,998 and $184,132 respectively. These reclassifications had no effect on net investment income, net realized gains and net assets.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from Dreyfus should the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the year ended May 31, 1996.
    Prior to April 1, 1996, a Sub-Investment Advisory Agreement was in effect between Dreyfus and M&G. The sub-advisory fee was computed at the annual rate of .30 of 1% of the value of the Fund's average daily net assets and was payable monthly by Dreyfus.
    (B) Pursuant to the Fund's Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of
DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the year ended May 31, 1996, $589,143 was charged to the Fund pursuant to the Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended May 31, 1996, the Fund was charged an aggregate of $286,484 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $62,940 for the period from December 1, 1995 through May 31, 1996.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended May 31, 1996 amounted to $112,546,967 and $147,430,268, respectively.
    In addition the following summarizes open forward currency exchange contracts at May 31, 1996:

                                                              FOREIGN                                          UNREALIZED
                                                              CURRENCY                                         APPRECIATION
FORWARD CURRENCY SALE CONTRACTS                               AMOUNT          PROCEEDS         VALUE           (DEPRECIATION)
___________________                                           -------         ---------        ------           -----------
Dutch Guilders, expiring 6/10/96.............                7,500,000   $  4,479,216     $  4,404,096       $  75,120
French Francs, expiring 7/9/96...............               28,264,276      5,612,000        5,493,276         118,724
German Deutsche Marks, expiring 7/9/96.......                7,468,422      5,074,001        4,915,699         158,302
Italian Lira, expiring 6/24/96...............            3,246,563,000      2,083,200        2,099,216        (16,016)
Japanese Yen, expiring 6/24/96...............            1,519,548,900     14,524,914       14,128,110         396,804
Swedish Krona, expiring 6/10/96..............               30,000,000      4,448,399        4,468,741        (20,342)
Swiss Francs, expiring 6/10/96...............                6,000,000      4,937,459        4,811,934         125,525
                                                                                                                 ____
                                                                                                              $838,117
                                                                                                                 =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At May 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $6,916,566, consisting of $9,091,982 gross unrealized appreciation and $2,175,416 gross unrealized depreciation.
    At May 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INTERNATIONAL EQUITY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL EQUITY FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus International Equity Fund, Inc., including the statement of investments, as of May 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Fund, Inc. at May 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                          [Ernst and Young LLP signature logo]
New York, New York
July 8, 1996

International
Growth Fund
Semi-Annual
Report



November 30, 1996

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
--------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:








Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
----------------------------------------------------------------
Statement of Investments           November 30, 1996 (Unaudited)


Common Stocks--96.5%                                                                                    Shares         Value
--------------------------------------------------------------------------------------------------    ----------    -----------
                          Australia--1.1%    Boral................................................       400,000    $ 1,045,176
                                                                                                                    -----------
                              Brazil--.5%    Telecomunicacoes Brasileiras, A.D.R..................         6,400        484,800
                                                                                                                    -----------
                             Canada--1.4%    Ranger Oil...........................................       150,000      1,312,500
                                                                                                                    -----------
                              China--3.1%    China Overseas Land & Investment.....................     1,000,000        381,531
                                             China Resources Enterprise...........................       325,000        466,568
                                             Guangnan Holdings....................................       276,000        217,744
                                             New World Infrastructure..........................(a)       400,000      1,189,860
                                             Shanghai Industrial Holdings.........................       250,000        813,179
                                                                                                                    -----------
                                                                                                                      3,068,882
                                                                                                                    -----------
                            Finland--1.1%    Cultor Oy, Ser. 1....................................        22,000      1,042,654
                                                                                                                    -----------
                             France--5.3%    Banque Nationale de Paris............................        30,000      1,194,487
                                             Compagnie Generale des Eaux..........................        10,000      1,232,772
                                             Elf Aquitaine........................................         7,000        611,160
                                             Lafarge..............................................         6,500        410,605
                                             Michelin, Cl. B......................................        18,000        923,086
                                             Thomson..............................................        25,000        808,288
                                                                                                                    -----------
                                                                                                                      5,180,398
                                                                                                                    -----------
                            Germany--2.6%    Continental..........................................        60,000      1,037,711
                                             Deutsche Bank........................................        28,000      1,334,460
                                             Henkel KGaA..........................................         2,700        131,665
                                                                                                                    -----------
                                                                                                                      2,503,836
                                                                                                                    -----------
                          Hong Kong--9.2%    Bank of East Asia....................................       140,000        599,328
                                             Cheung Kong Holdings.................................       145,000      1,275,220
                                             Henderson Land Development...........................       100,000      1,005,561
                                             HKR International....................................       656,480        972,154
                                             Hong Kong & China Gas................................       300,000        595,577
                                             Hong Kong Telecommunications, A.D.R..................        55,000        962,500
                                             HSBC Holdings........................................        53,000      1,103,596
                                             Hutchison Whampoa....................................        90,000        695,486
                                             New World Development................................       125,000        844,704
                                             Swire Pacific, Cl. A.................................       100,000        947,362
                                                                                                                    -----------
                                                                                                                      9,001,488
                                                                                                                    -----------
                            Ireland--2.3%    Independent Newspapers...............................       160,000        820,816
                                             Irish Continental Group..............................        70,000        512,169
                                             Jurys Hotel Group....................................       205,000        955,124
                                                                                                                    -----------
                                                                                                                      2,288,109
                                                                                                                    -----------
                              Italy--4.1%    Fiat.................................................       300,000        882,772
                                             Istituto Nazionale delle Assicurazioni...............       950,000      1,309,934
                                             Parmalat Finanziaria.................................     1,140,000      1,769,822
                                                                                                                    -----------
                                                                                                                      3,962,528
                                                                                                                    -----------


Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
------------------------------------------------------------------------
Statement of Investments (continued)       November 30, 1996 (Unaudited)


Common Stocks (continued)                                                                               Shares         Value
--------------------------------------------------------------------------------------------------    ----------    -----------
                             Japan--34.2%    Bank of Tokyo-Mitsubishi.............................        54,000    $ 1,104,653
                                             DDI..................................................           180      1,287,972
                                             Daikin Industries....................................       107,000        995,786
                                             Dainippon Ink & Chemicals............................       190,000        752,327
                                             Daiwa Securities.....................................        40,000        431,958
                                             Eisai................................................        30,000        589,991
                                             Fuji Photo Film......................................        46,000      1,441,791
                                             Industrial Bank of Japan.............................        50,000        987,708
                                             Ishikawajima-Harima Heavy Industries.................       194,000        902,722
                                             Kato Denki...........................................        22,600        287,709
                                             Komatsu Forklift.....................................        32,000        202,564
                                             Laox.................................................        36,500        560,799
                                             Maruzen..............................................        30,000        316,067
                                             Matsushita-Kotobuki Electron.........................        25,000        640,913
                                             Matsushita Communication.............................        48,000      1,247,410
                                             Matsushita Electric Industrial.......................       100,000      1,729,587
                                             Minebea..............................................       120,000      1,024,056
                                             Mitsui & Co..........................................        88,000        747,884
                                             NKK...............................................(a)       175,000        430,202
                                             Namco................................................        20,000        626,866
                                             Nichiei..............................................        12,000        835,470
                                             Nintendo.............................................        20,000      1,406,497
                                             Nippon Steel.........................................       167,000        504,372
                                             Nippon Telegraph & Telephone.........................           200      1,425,812
                                             Nitto Electric Works.................................        75,000      1,376,207
                                             P.S..................................................           400          6,427
                                             Rohm.................................................        25,000      1,536,435
                                             Sankyo...............................................        45,000      1,205,004
                                             Sekisui House........................................        70,000        749,781
                                             Shiseido.............................................        99,000      1,190,781
                                             Sony.................................................        26,000      1,664,091
                                             Sumitomo Bank........................................        60,000      1,043,020
                                             TDK..................................................        22,000      1,417,735
                                             Tokyo Style..........................................        60,000        884,987
                                             Toyota Motor.........................................        71,000      1,938,630
                                                                                                                    -----------
                                                                                                                     33,494,214
                                                                                                                    -----------
                           Malaysia--5.3%    Commerce Asset Holdings..............................        40,000        305,500
                                             DCB Holdings.........................................        75,000        256,727
                                             Edaran Otomobil Nasional.............................        75,000        739,019
                                             Kentucky Fried Chicken Holdings......................       225,000        997,230
                                             Renong...............................................       490,000        903,601
                                             Road Builder (M) Holdings............................       130,000        673,922
                                             Tenaga Nasional......................................       275,000      1,251,484
                                                                                                                    -----------
                                                                                                                      5,127,483
                                                                                                                    -----------

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)

Common Stocks (continued)                                                                               Shares         Value
--------------------------------------------------------------------------------------------------    ----------    -----------
                              Mexico--.8%    Grupo Casa Autrey, A.D.R.............................        20,000    $   387,500
                                             Grupo Financiero Bancomer, Cl.B...................(a)     1,075,000        433,407
                                             Grupo Financiero Inbursa, Cl.B.......................         2,338          7,440
                                                                                                                    -----------
                                                                                                                        828,347
                                                                                                                    -----------
                        Netherlands--6.1%    ABN Amro Holding.....................................        15,000        971,868
                                             Goudsmit.............................................        12,000      1,064,965
                                             Philips Electronics..................................        43,000      1,738,457
                                             PolyGram.............................................        20,000        964,037
                                             Verenigde Nederlandse Uitgeversbedrijven
                                               Verenigd Bezit.....................................        60,000      1,225,058
                                                                                                                    -----------
                                                                                                                      5,964,385
                                                                                                                    -----------
                        New Zealand--1.9%    Fletcher Challenge Building..........................       275,000        772,867
                                             Lion Nathan..........................................       400,000      1,027,406
                                                                                                                    -----------
                                                                                                                      1,800,273
                                                                                                                    -----------
                             Norway--1.5%    Schibsted............................................        80,000      1,457,944
                                                                                                                    -----------
                        Philippines--1.0%    Ayala Land, Cl.B.....................................       262,500        284,675
                                             Filinvest Land....................................(a)       500,000        176,941
                                             Manila Electric, Cl.B................................        45,500        337,614
                                             Pilipino Telephone................................(a)       200,000        175,038
                                                                                                                    -----------
                                                                                                                        974,268
                                                                                                                    -----------
                            Portugal--.8%    Cimpor-Cimentos de Portugal..........................        38,000        794,011
                                                                                                                    -----------
                             Sweden--2.7%    Skandia Forsakrings..................................        59,000      1,681,324
                                             Sparbanken Sverige, Cl.A.............................        60,000        991,072
                                                                                                                    -----------
                                                                                                                      2,672,396
                                                                                                                    -----------
                        Switzerland--1.6%    Elektrowatt, Cl.B....................................         1,400        561,934
                                             Sandoz...............................................           900      1,047,122
                                                                                                                    -----------
                                                                                                                      1,609,056
                                                                                                                    -----------
                           Thailand--1.4%    Finance One Public (Foreign Registered)..............        57,000        162,921
                                             Industrial Finance Corporation of Thailand...........        47,000        149,060
                                             Industrial Finance Corporation of Thailand
                                               (Foreign Registered)...............................        74,000        233,242
                                             Krung Thai Bank Public
                                               (Foreign Registered)...............................        82,000        234,378
                                             PTT Exploration & Production Public
                                               (Foreign Registered)...............................        40,000        588,880
                                                                                                                    -----------
                                                                                                                      1,368,481
                                                                                                                    -----------

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)

Common Stocks (continued)                                                                               Shares         Value
--------------------------------------------------------------------------------------------------    ----------    -----------
                     United Kingdom--8.5%    British Sky Broadcasting Group.......................       190,000    $ 1,649,033
                                             Grand Metropolitan...................................       135,000      1,054,740
                                             Great Universal Stores...............................       100,000      1,153,852
                                             TeleWest Communications...........................(a)       450,000        915,849
                                             Viatel...............................................       108,000      1,080,000
                                             Vodafone Group.......................................       580,000      2,512,067
                                                                                                                    -----------
                                                                                                                      8,365,541
                                                                                                                    -----------
                                             TOTAL COMMON STOCKS
                                               (cost $89,441,197).................................                  $94,346,770
                                                                                                                    -----------
                                                                                                                    -----------
Preferred Stocks--2.3%
--------------------------------------------------------------------------------------------------
                             Brazil--1.5%    Banco Bradesco.......................................        43,500    $   315,828
                                             Companhia Energetica de Minas Gerais.................        12,900        412,100
                                             Petroleo Brasileiro..................................         2,800        382,215
                                             Telecomunicacoes do Rio de Janeiro................(a)         3,500        362,537
                                                                                                                    -----------
                                                                                                                      1,472,680
                                                                                                                    -----------
                             Germany--.8%    Henkel KGaA Vorzug...................................        16,300        811,820
                                                                                                                    -----------
                                             TOTAL PREFERRED STOCKS
                                               (cost $ 2,014,729).................................                  $ 2,284,500
                                                                                                                    -----------
                                                                                                                    -----------
                                                                                                        Principal
Short-Term Investments--.4%                                                                              Amount
--------------------------------------------------------------------------------------------------    -------------
                           United States;    U.S. Treasury Bills;
                                               5.10%, 12/19/96
                                               (cost $437,881)....................................    $  439,000    $   437,810
                                                                                                                    -----------
                                                                                                                    -----------
TOTAL INVESTMENTS (cost $ 91,893,807).............................................................         99.2%    $97,069,080
                                                                                                          ------    -----------
                                                                                                          ------    -----------
CASH AND RECEIVABLES (NET)........................................................................           .8%    $   753,720
                                                                                                          ------    -----------
                                                                                                          ------    -----------
NET ASSETS........................................................................................        100.0%    $97,822,800
                                                                                                          ------    -----------
                                                                                                          ------    -----------

Notes to Statement of Investments:
(a) Non-income producing.



See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               November 30, 1996 (Unaudited)

                                                                                                Cost           Value
                                                                                            -----------    ------------
ASSETS:              Investments in securities--See Statement of Investments............    $91,893,807    $ 97,069,080
                     Cash...............................................................                      4,134,192
                     Receivable for investment securities sold and
                       forward currency exchange contracts..............................                        598,478
                     Dividends and interest receivable..................................                        244,337
                     Prepaid expenses...................................................                         52,942
                                                                                                           ------------
                                                                                                            102,099,029
                                                                                                           ------------
LIABILITIES:         Due to The Dreyfus Corporation and affiliates......................                         69,089
                     Due to Distributor.................................................                         60,807
                     Payable for investment securities purchased and
                       forward currency exchange contracts..............................                      4,023,733
                     Accrued expenses...................................................                        122,600
                                                                                                           ------------
                                                                                                              4,276,229
                                                                                                           ------------
NET ASSETS..............................................................................                   $ 97,822,800
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:      Paid-in capital....................................................                   $ 88,343,913
                     Accumulated undistributed investment income--net...................                        371,603
                     Accumulated net realized gain (loss) on investments,
                       foreign currency transactions and forward currency
                       exchange contracts...............................................                      3,935,334
                     Accumulated net unrealized appreciation (depreciation)
                       on investments and foreign currency transactions.................                      5,171,950
                                                                                                           ------------
NET ASSETS..............................................................................                   $ 97,822,800
                                                                                                           ------------
                                                                                                           ------------
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized).........................                      6,227,038

NET ASSET VALUE, offering and redemption price per share................................                         $15.71
                                                                                                                 ------
                                                                                                                 ------
See notes to financial statements.



See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME:           Cash dividends
                    (net of $94,774 foreign taxes withheld at source)..............      $  840,255
                  Interest.........................................................          93,444
                                                                                         ----------
                        Total Income...............................................                       $  933,699

EXPENSES:         Management fee--Note 2(a)........................................         375,073
                  Shareholder servicing costs--Note 2(b,c).........................         486,944
                  Custodian fees...................................................          56,148
                  Professional fees................................................          28,495
                  Directors' fees and expenses--Note 2(d)..........................          21,084
                  Registration fees................................................          17,998
                  Prospectus and shareholders' reports--Note 2(b)..................           8,991
                  Miscellaneous....................................................          12,160
                                                                                         ----------
                        Total Expenses.............................................                        1,006,893
                                                                                                          ----------

INVESTMENT (LOSS)--NET.............................................................                          (73,194)
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                  Net realized gain (loss) on investments and
                    foreign currency transactions..................................      $2,700,147
                  Net realized gain (loss) on forward currency
                    exchange contracts:
                    Short transactions.............................................       1,130,389
                                                                                         ----------

                    Net Realized Gain (Loss).......................................       3,830,536

                  Net unrealized appreciation (depreciation) on investments
                    and foreign currency transactions..............................                       (1,741,954)
                                                                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............................                        2,088,582
                                                                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................                       $2,015,388
                                                                                                          ----------
                                                                                                          ----------




See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                        Six Months Ended
                                                                                        November 30, 1996 Year Ended
                                                                                           (Unaudited)         May 31, 1996
                                                                                        -----------------      ------------
OPERATIONS:
  Investment income (loss)--net.................................................          $     (73,194)       $    709,200
  Net realized gain (loss) on investments.......................................              3,830,536          10,297,222
  Net unrealized appreciation (depreciation) on investments.....................             (1,741,954)          3,566,028
                                                                                          -------------        ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.............              2,015,388          14,572,450
                                                                                          -------------        ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.................................................            214,353,261         418,554,429
  Cost of shares redeemed.......................................................           (221,256,231)       (468,325,648)
                                                                                          -------------        ------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions...........             (6,902,970)        (49,771,219)
                                                                                          -------------        ------------
      Total Increase (Decrease) in Net Assets...................................             (4,887,582)        (35,198,769)
                                                                                          -------------        ------------
NET ASSETS:
  Beginning of Period...........................................................            102,710,382         137,909,151
                                                                                          -------------        ------------
  End of Period.................................................................          $  97,822,800        $102,710,382
                                                                                          -------------        ------------
                                                                                          -------------        ------------
Undistributed investment income--net............................................          $     371,603        $    444,797
                                                                                          -------------        ------------

                                                                                              Shares              Shares
                                                                                          -------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...................................................................             14,043,560          29,117,194
  Shares redeemed...............................................................            (14,446,554)        (32,523,537)
                                                                                          -------------        ------------
    Net Increase (Decrease) in Shares Outstanding...............................               (402,994)         (3,406,343)
                                                                                          -------------        ------------
                                                                                          -------------        ------------




See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Financial Highlights

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Year Ended May 31,
                                                                Six Months Ended          ----------------------------
                                                               November 30, 1996
PER SHARE DATA:                                                   (Unaudited)              1996      1995      1994(1)
                                                               -----------------          ------    ------    --------
  Net asset value, beginning of period.....................         $15.49                $13.74    $15.20     $12.50
                                                                    ------                ------    ------     ------
  Investment Operations:
  Investment income (loss)--net............................           (.01)                  .09       .01        .05
  Net realized and unrealized gain (loss)
    on investments.........................................            .23                  1.66     (1.19)      2.74
                                                                    ------                ------    ------     ------
  Total from Investment Operations.........................            .22                  1.75     (1.18)      2.79
                                                                    ------                ------    ------     ------
  Distributions:
  Dividends from investment income--net....................           --                    --        (.01)      (.02)
  Dividends in excess of investment income--net............           --                    --        (.02)      (.04)
  Dividends from net realized gain on investments..........           --                    --        (.25)      (.03)
                                                                    ------                ------    ------     ------
  Total Distributions......................................           --                    --        (.28)      (.09)
                                                                    ------                ------    ------     ------
  Net asset value, end of period...........................         $15.71                $15.49    $13.74     $15.20
                                                                    ------                ------    ------     ------
                                                                    ------                ------    ------     ------
TOTAL INVESTMENT RETURN....................................           1.42%(2)             12.74%    (7.81%)    22.32%(2)

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..................           1.01%(2)              2.04%     1.92%      1.71%(2)
  Ratio of net investment income
    to average net assets..................................           (.07%)(2)              .62%      .09%       .11%(2)
  Decrease reflected in above expense ratios
    due to undertakings by the Manager.....................             --                    --        --        .16%(2)
  Portfolio Turnover Rate..................................          71.65%(2)             96.45%    40.15%     51.32%(2)
  Average commission rate paid(3)..........................         $.0183                   --        --         --
  Net Assets, end of period (000's Omitted)................        $97,823              $102,710  $137,909   $179,907

-----------------
(1) From June 29, 1993 (commencement of operations) to May 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning December 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus International Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Dreyfus International Growth Fund (the "Fund"). The Fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

     Effective June 24, 1996, the Fund changed its name from "Dreyfus International Equity Fund, Inc." to "Dreyfus International Growth Fund."

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions with Affiliates:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended November 30, 1996, $250,791 was charged to the Fund pursuant to the Plan.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain expenses. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged an aggregate of $125,024 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $56,558 during the period ended November 30, 1996.

     (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Securities Transactions:

     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $68,345,921 and $77,115,905, respectively.

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At November 30, 1996, there were no open forward currency exchange contracts.

     (b) At November 30, 1996, accumulated net unrealized appreciation on investments was $5,175,273, consisting of $9,115,026 gross unrealized appreciation and $3,939,753 gross unrealized depreciation.

     At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus International
Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.       095SA9611



DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS                                                                    NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks-80.4%                                                                                 Shares            Value
                                                                                                     ______           ______
  Argentina-5.5%                     Central Costanera, Cl. B...............                         61,000    $     195,298
                                     Disco, ADR.............................                          4,000 (a)      100,500
                                     Telefonica de Argentina, ADR...........                          6,500          165,750
                                     YPF Sociedad Anonima, ADR..............                         11,400          265,050
                                                                                                                      ______
                                                                                                                     726,598
                                                                                                                      ______
  Brazil-7.0%                        Aracruz Celulose, ADR..................                         18,100          140,275
                                     Companhia Brasileira de Distribuicao Grupo
                                       Pao de Acucar........................                          4,800           80,400
                                     Companhia Energentina De Minas Gerais, ADR                       9,200          293,250
                                     Companhia Vale do Rio Doce.............                          7,100          148,213
                                     Telecomunicacoes Brasileiras, ADR......                          3,500          265,125
                                                                                                                      ______
                                                                                                                     927,263
                                                                                                                      ______
  Chile-4.3%                         Banco BHIF, ADR........................                         13,300 (a)      224,438
                                     Compania De Telecomunicaciones, ADR....                          1,500          142,687
                                     Cristalerias De Chile, ADR.............                         10,400          201,500
                                                                                                                      ______
                                                                                                                     568,625
                                                                                                                      ______
  China-.9%                          Ek Chor China Motorcycle, ADR..........                          5,600           41,300
                                     Jilin Chemicals Industrial, ADR........                          6,000           76,500
                                                                                                                      ______
                                                                                                                     117,800
                                                                                                                      ______
  Hong Kong-3.5%                     Dah Sing Financial.....................                         15,000           60,333
                                     HSBC Holdings..........................                          4,488           93,452
                                     Harbour Centre Development.............                        132,000          192,913
                                     Yue Yuen Industrial....................                        344,000          115,675
                                                                                                                      ______
                                                                                                                     462,373
                                                                                                                      ______
  Hungary-1.1%                       Pick Szeged, ADR.......................                          2,800 (a,b)    140,000
                                                                                                                      ______
  India-2.8%                         Reliance Industries, GDR...............                         12,000          138,360
                                     State Bank of India, GDR...............                          8,300 (b)      135,124
                                     Steel Authority, GDR...................                         12,000 (b)      102,000
                                                                                                                      ______
                                                                                                                     375,484
                                                                                                                      ______
  Indonesia-2.9%                     PT Bank Bali...........................                        106,000          246,354
                                     PT Indosat, ADR........................                          3,400           93,925
                                     PT Sari Husada.........................                         10,000           46,908
                                                                                                                      ______
                                                                                                                     387,187
                                                                                                                      ______
  Israel-1.3%                        Super sol..............................                          7,050          172,511
                                                                                                                      ______
  Luxembourg-1.3%                    Espirito Santo Financial, ADR..........                         13,500          177,188
                                                                                                                      ______
  Malaysia-10.8%                     AMMB Holdings Berhad...................                         28,000          222,715
                                     Affin Holdings Berhad..................                         50,000          146,419
                                     IOI Properties Berhad..................                         60,000          197,072
                                     Leader Universal Holdings Berhad.......                         57,000          128,571
                                     MBF Capital Berhad.....................                         80,000          125,366
                                     Malayawata Steel Berhad................                         60,000          117,293

DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     ______           ______
  Malaysia (continued)               Pacific & Orient Berhad................                         50,000    $     127,622
                                     Perusahaan Otomobil Nasional Berhad....                         25,600          162,089
                                     Petronas Dagangan Berhad...............                         43,000          114,009
                                     United Engineers.......................                         10,000           90,621
                                                                                                                      ______
                                                                                                                   1,431,777
                                                                                                                      ______
  Mexico-10.8%                       ALFA...................................                         43,100          192,618
                                     ARA....................................                         65,000 (a)      145,040
                                     Controladora Comercial Mexicana, ADR...                          9,500          171,594
                                     Empaques Ponderosa.....................                        294,000          152,824
                                     Grupo Financiero Inbursa...............                         59,700          189,980
                                     Tablex.................................                         31,000           80,570
                                     Telefonos de Mexico, Series L, ADR.....                          6,800          206,550
                                     Transportacion Maritima, ADR...........                         29,000          199,375
                                     Tubes de Acero de Mexico, ADR..........                          6,700 (a)       91,288
                                                                                                                      ______
                                                                                                                   1,429,839
                                                                                                                      ______
  Peru-2.3%                          Telefonica del Peru, ADR...............                         16,000          310,000
                                                                                                                      ______
  Philippines-5.0%                   Empire East Land Holdings..............                        225,000 (a)      109,161
                                     First Philippine Holdings..............                         45,000           95,034
                                     Philippine Long Distance Telephone.....                          3,500          201,250
                                     Philippine National Bank...............                         12,000 (a)      150,045
                                     Universal Robina.......................                        230,000          113,775
                                                                                                                      ______
                                                                                                                     669,265
                                                                                                                      ______
  Portugal-3.0%                      Banco Comercial Portugues, ADR.........                         10,000          132,500
                                     Cimpor-Cimentos de Portugal............                          5,500          114,923
                                     Portugal Telecom, ADR..................                          5,800          153,700
                                                                                                                      ______
                                                                                                                     401,123
                                                                                                                      ______
  Singapore-5.1%                     Development Bank of Singapore..........                         18,000          232,300
                                     Far East Levingston Shipbuilding.......                         45,000          239,037
                                     Singapore Airlines.....................                         20,000          204,235
                                                                                                                      ______
                                                                                                                     675,572
                                                                                                                      ______
  South Africa-4.6%                  Barlow, ADR............................                         11,000           99,688
                                     Barlow.................................                         11,800          108,273
                                     Malbak.................................                         32,000          151,697
                                     Polifin................................                         80,000          137,093
                                     Sasol..................................                          9,000          111,279
                                                                                                                      ______
                                                                                                                     608,030
                                                                                                                      ______
  South Korea-5.5%                   Kookmin Bank, GDR......................                          6,500 (a,b)    119,860
                                     Korea Electric Power...................                          5,000          160,024
                                     Korea Mobile Telecommunications........                         17,400          226,200
                                     Pohang Iron & Steel, ADR...............                         11,000          221,375
                                                                                                                      ______
                                                                                                                     727,459
                                                                                                                      ______
  Thailand-2.7%                      Bangkok Bank Public....................                         16,500          188,645

DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                            Shares           Value
                                                                                                     ______           ______
  Thailand (continued)               Srithai Superware......................                         36,000    $     176,194
                                                                                                                      ______
                                                                                                                     364,839
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $10,848,472)...................                                     $10,672,933
                                                                                                                      ======
Preferred Stocks-7.2%
  Brazil:                            Banco Itau.............................                            500    $     197,483
                                     Brasmotor..............................                            700          197,193
                                     Companhia Cimento Portland Itau........                            600          175,992
                                     Ericsson Telecomunicacoes..............                         11,800          183,911
                                     Petroleo Brasileiro....................                          1,500          204,758
                                                                                                                      ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $978,146)......................                                   $     959,337
                                                                                                                      ======
                                                                                                   Principal
Short-Term Investments-18.2%                                                                        Amount
                                                                                                     ______
  U.S. Treasury Bills:               5%, 12/5/96............................                  $     141,000    $     140,902
                                     5.02%, 12/12/96........................                        386,000          385,348
                                     5.13%, 12/19/96........................                        562,000          560,477
                                     4.92%, 1/2/97..........................                         92,000           91,587
                                     4.98%, 1/16/97.........................                        212,000          210,633
                                     5.12%, 1/23/97.........................                        187,000          185,614
                                     4.98%, 2/27/97.........................                        856,000          845,651
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,420,359)....................                                    $  2,420,212
                                                                                                                      ======
TOTAL INVESTMENTS (cost $14,246,977)........................................                         105.8%      $14,052,482
                                                                                                       ====           ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (5.8%)   $    (764,412)
                                                                                                       ====           ======
NET ASSETS..................................................................                         100.0%      $13,288,070
                                                                                                       ====           ======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    November 30, 1996, these securities amounted to $496,984 or approximately
    3.7% of net assets.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                 NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                      Cost            Value
                                                                                                     ______           ______
ASSETS:                          Investments in securities-See Statement of Investments         $14,246,977      $14,052,482
                                 Cash.......................................                                          77,175
                                 Cash denominated in foreign currencies.....                        365,118          364,133
                                 Dividends receivable.......................                                          13,530
                                 Receivable for subscriptions to Common Stock                                         12,000
                                 Prepaid expenses...........................                                           5,064
                                 Due from The Dreyfus Corporation and affiliates                                       2,514
                                                                                                                      ______
                                                                                                                  14,526,898
                                                                                                                      ______
LIABILITIES:                     Due to Distributor.........................                                           8,139
                                 Net unrealized (depreciation) on forward
                                 .......        currency exchange contracts-Note 3(a)                                    683
                                 Payable for investment securities purchased                                       1,201,433
                                 Accrued expenses...........................                                         28,573
                                                                                                                      ______
                                                                                                                   1,238,828
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $13,383,789
                                 Accumulated undistributed investment income-net4,959
                                 Accumulated net realized gain (loss) on investments                                  94,741
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   (195,419)
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       1,086,938
NET ASSET VALUE per share...................................................                                          $12.23
                                                                                                                      ======





See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996
(UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends
                                     (net of $3,506 foreign taxes withheld at source)             $  36,252
                                 Interest...................................                         33,822
                                                                                                      _____
                                       Total Income.........................                                      $   70,074
EXPENSES:                        Management fee-Note 2(a)...................                         40,697
                                 Custodian fees.............................                         15,656
                                 Legal fees.................................                         14,648
                                 Shareholder servicing costs-Note 2(b)......                         10,722
                                 Audit fees.................................                         10,359
                                 Registration fees..........................                          7,337
                                 Directors' fees and expenses-Note 2(c).....                          5,966
                                 Prospectus and shareholders' reports.......                          1,560
                                 Miscellaneous..............................                            927
                                                                                                      _____
                                       Total Expenses.......................                         107,872

                                 Less-expense reimbursement from the Manager due to
                                     undertaking-Note 2(a)..................                        (42,757)
                                                                                                      _____
                                       Net Expenses.........................                                          65,115
                                                                                                                       _____
INVESTMENT INCOME-NET.......................................................                                           4,959
                                                                                                                       _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                       $105,559
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        (10,818)
                                                                                                      _____
                                     Net Realized Gain (Loss)...............                                          94,741
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                        (195,419)
                                                                                                                       _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (100,678)
                                                                                                                       _____
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                      $  (95,719)
                                                                                                                       =====


See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996 (UNAUDITE
D)
OPERATIONS:
  Investment income-net...................................................................                      $         4,959
  Net realized gain (loss) on investments.................................................                               94,741
  Net unrealized appreciation (depreciation) on investments...............................                             (195,419)
                                                                                                                         ______
    Net Increase (Decrease) in Net Assets Resulting from Operations.......................                              (95,719)
                                                                                                                         ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................................                           13,526,522
  Cost of shares redeemed.................................................................                             (142,733)
                                                                                                                         ______
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....................                           13,383,789
                                                                                                                         ______
      Total Increase (Decrease) in Net Assets.............................................                           13,288,070
NET ASSETS:
  Beginning of Period.....................................................................                                  -
                                                                                                                         ______
  End of Period...........................................................................                          $13,288,070
                                                                                                                         ======
Undistributed investment income-net.......................................................                      $         4,959
                                                                                                                         ______
                                                                                                                         Shares
                                                                                                                         ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................................                            1,098,719
  Shares redeemed.........................................................................                              (11,781)
                                                                                                                         ______
    Net Increase (Decrease) in Shares Outstanding.........................................                            1,086,938
                                                                                                                         ======












See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period June 28, 1996 (commencement of operations) to November 30, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:
    Net asset value, beginning of period....................................................              $12.50
                                                                                                            ____
    Investment Operations:
    Investment income-net...................................................................                   -
    Net realized and unrealized gain (loss)
      on investments........................................................................                (.27)
                                                                                                            ____
    Total from Investment Operations........................................................                (.27)
                                                                                                            ____
    Net asset value, end of period..........................................................              $12.23
                                                                                                            ====
TOTAL INVESTMENT RETURN.....................................................................               (2.16%)(1)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................                 .85%(2)
    Ratio of net investment income
      to average net assets.................................................................                 .07%(2)
    Decrease reflected in above expense ratio
      due to undertaking by the Manager.....................................................                 .56%(2)
    Portfolio Turnover Rate.................................................................               19.86%(2)
    Average commission rate paid (3)........................................................              $.0212
    Net Assets, end of period (000's Omitted)...............................................             $13,288
    (1)  Exclusive of redemption fee.
    (2)  Not annualized.
    (3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Dreyfus Emerging Markets Fund (the "Fund") which commenced operations on June 28, 1996. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund's fiscal year end is May 31.
    As of November 30, 1996, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy
DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from June 28, 1996 through May 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,757 during the period ended November 30, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged an aggregate of $8,139 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $938 during the period ended November 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $12,927,164 and $1,201,667, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1996:

                                                               Foreign
                                                               Currency                                    Unrealized
Forward Currency Buy Contracts                                 Amounts           Cost          Value     (Depreciation)
_______________                                                  _____           _____         _____        _______
    Malaysian Ringgit, expiring 12/6/96.....                    300,723       $119,065      $119,004         $  (61)
    Philippines Peso, expiring 12/2/96......                    708,935         27,048        26,976            (72)
    Philippines Peso, expiring 12/3/96......                    827,925         31,588        31,504            (84)
    South African Rand, expiring 12/6/96....                    158,790         34,910        34,444           (466)
                                                                                                                ___
                                                                                                              $(683)
                                                                                                                ===

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At November 30, 1996, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $195,178, consisting of $400,877 gross unrealized appreciation and $596,055 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
DREYFUS EMERGING MARKETS FUND
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           327SA9611
[Dreyfus logo]
Emerging Markets
Fund
Semi-Annual
Report
November 30, 1996



                      DREYFUS INTERNATIONAL FUNDS, INC.

                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:


                Included in Part A of the Registration Statement with respect to Dreyfus Emerging Markets Fund:


                Condensed Financial Information for the period from June 28, 1996 (commencement of operations) to November 30,1996 (unaudited).



                Included in Part B of the Registration Statement:


                     Statement of Investments--May 31, 1996 (audited) and November 30, 1996 (unaudited) for Dreyfus International Growth Fund; and November 30, 1996 (unaudited) for Dreyfus Emerging Markets Fund.


                     Statement of Assets and Liabilities--May 31, 1996 (audited) and November 30, 1996 (unaudited) for Dreyfus International Growth Fund; and November 30, 1996 (unaudited) for Dreyfus Emerging Markets Fund.


                     Statement of Operations--year ended May 31, 1996 (audited) and for the six months ended November 30, 1996, (unaudited) for Dreyfus International Growth Fund; and for the period from June 28, 1996 (commencement of operations) to November 30, 1996 (unaudited) for Dreyfus Emerging Markets Fund.


                     Statement of Changes in Net Assets--for each of the two years in the period ended May 31, 1996 (audited) and for the six months ended November 30, 1996, (unaudited) for Dreyfus International Growth Fund; and for the period from June 28, 1996 (commencement of operations) to November 30, 1996 (unaudited) for Dreyfus Emerging Markets Fund.



                     Notes to Financial Statements


                     Report of Ernst & Young LLP, Independent Auditors, dated July 8, 1996 for Dreyfus International Growth Fund




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1)(a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (1)(b) Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 26, 1996.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 26, 1996.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on June 28, 1993.

  (5)      Management Agreement is incorporated by reference to Exhibit
           (5)(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 2, 1996.

  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (6)(b) Forms of Service Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (8) Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 26, 1996.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (11)     Consent of Independent Auditors.

  (14)     Model Retirement Plans are incorporated by reference to Exhibit
           (14) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 26, 1996.

  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 27, 1993.

  (17)     Financial Data Schedule.




           Other Exhibits
           ______________

                (a)  Powers of Attorney of the Board members and officers.

                (b)  Certificate of Secretary.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of December 10, 1996

         ______________                  ________________________________

         Common Stock
         (Par value $.001)

         Dreyfus International Growth Fund            8,137
         Dreyfus Emerging Markets Fund                  324



Item 27.    Indemnification
_______     _______________


         Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:



            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference is also made to the Distribution Agreement filed as Exhibit (6)(a) to Post-Effective Amendment No. 5 to the
         Registration Statement on Form N-1A, filed on September 28, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.    Principal Underwriters
________  ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

             1)   Comstock Partners Funds, Inc.
             2)   Dreyfus A Bonds Plus, Inc.
             3)   Dreyfus Appreciation Fund, Inc.
             4)   Dreyfus Asset Allocation Fund, Inc.
             5)   Dreyfus Balanced Fund, Inc.
             6)   Dreyfus BASIC GNMA Fund
             7)   Dreyfus BASIC Money Market Fund, Inc.
             8)   Dreyfus BASIC Municipal Fund, Inc.
             9)   Dreyfus BASIC U.S. Government Money Market Fund
            10)   Dreyfus California Intermediate Municipal Bond Fund
            11)   Dreyfus California Tax Exempt Bond Fund, Inc.
            12)   Dreyfus California Tax Exempt Money Market Fund
            13)   Dreyfus Cash Management
            14)   Dreyfus Cash Management Plus, Inc.
            15)   Dreyfus Connecticut Intermediate Municipal Bond Fund
            16)   Dreyfus Connecticut Municipal Money Market Fund, Inc.
            17)   Dreyfus Florida Intermediate Municipal Bond Fund
            18)   Dreyfus Florida Municipal Money Market Fund
            19)   The Dreyfus Fund Incorporated
            20)   Dreyfus Global Bond Fund, Inc.
            21)   Dreyfus Global Growth Fund
            22)   Dreyfus GNMA Fund, Inc.
            23)   Dreyfus Government Cash Management
            24)   Dreyfus Growth and Income Fund, Inc.
            25)   Dreyfus Growth and Value Funds, Inc.
            26)   Dreyfus Growth Opportunity Fund, Inc.
            27)   Dreyfus Income Funds
            28)   Dreyfus Institutional Money Market Fund
            29)   Dreyfus Institutional Short Term Treasury Fund
            30)   Dreyfus Insured Municipal Bond Fund, Inc.
            31)   Dreyfus Intermediate Municipal Bond Fund, Inc.
            32)   Dreyfus International Funds, Inc.
            33)   Dreyfus Investment Grade Bond Funds, Inc.
            34)   The Dreyfus/Laurel Funds, Inc.
            35)   The Dreyfus/Laurel Funds Trust
            36)   The Dreyfus/Laurel Tax-Free Municipal Funds
            37)   Dreyfus LifeTime Portfolios, Inc.
            38)   Dreyfus Liquid Assets, Inc.
            39)   Dreyfus Massachusetts Intermediate Municipal Bond Fund
            40)   Dreyfus Massachusetts Municipal Money Market Fund
            41)   Dreyfus Massachusetts Tax Exempt Bond Fund
            42)   Dreyfus MidCap Index Fund
            43)   Dreyfus Money Market Instruments, Inc.
            44)   Dreyfus Municipal Bond Fund, Inc.
            45)   Dreyfus Municipal Cash Management Plus
            46)   Dreyfus Municipal Money Market Fund, Inc.
            47)   Dreyfus New Jersey Intermediate Municipal Bond Fund
            48)   Dreyfus New Jersey Municipal Bond Fund, Inc.
            49)   Dreyfus New Jersey Municipal Money Market Fund, Inc.
            50)   Dreyfus New Leaders Fund, Inc.
            51)   Dreyfus New York Insured Tax Exempt Bond Fund
            52)   Dreyfus New York Municipal Cash Management
            53)   Dreyfus New York Tax Exempt Bond Fund, Inc.
            54)   Dreyfus New York Tax Exempt Intermediate Bond Fund
            55)   Dreyfus New York Tax Exempt Money Market Fund
            56)   Dreyfus 100% U.S. Treasury Intermediate Term Fund
            57)   Dreyfus 100% U.S. Treasury Long Term Fund
            58)   Dreyfus 100% U.S. Treasury Money Market Fund
            59)   Dreyfus 100% U.S. Treasury Short Term Fund
            60)   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
            61)   Dreyfus Pennsylvania Municipal Money Market Fund
            62)   Dreyfus S&P 500 Index Fund
            63)   Dreyfus Short-Intermediate Government Fund
            64)   Dreyfus Short-Intermediate Municipal Bond Fund
            65)   The Dreyfus Socially Responsible Growth Fund, Inc.
            66)   Dreyfus Stock Index Fund, Inc.
            67)   Dreyfus Tax Exempt Cash Management
            68)   The Dreyfus Third Century Fund, Inc.
            69)   Dreyfus Treasury Cash Management
            70)   Dreyfus Treasury Prime Cash Management
            71)   Dreyfus Variable Investment Fund
            72)   Dreyfus Worldwide Dollar Money Market Fund, Inc.
            73)   General California Municipal Bond Fund, Inc.
            74)   General California Municipal Money Market Fund
            75)   General Government Securities Money Market Fund, Inc.
            76)   General Money Market Fund, Inc.
            77)   General Municipal Bond Fund, Inc.
            78)   General Municipal Money Market Fund, Inc.
            79)   General New York Municipal Bond Fund, Inc.
            80)   General New York Municipal Money Market Fund
            81)   Premier Insured Municipal Bond Fund
            82)   Premier California Municipal Bond Fund
            83)   Premier Equity Funds, Inc.
            84)   Premier Global Investing, Inc.
            85)   Premier GNMA Fund
            86)   Premier Growth Fund, Inc.
            87)   Premier Municipal Bond Fund
            88)   Premier New York Municipal Bond Fund
            89)   Premier State Municipal Bond Fund
            90)   Premier Strategic Growth Fund
            91)   Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+             Vice President                    None

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of December, 1996.

                    DREYFUS INTERNATIONAL FUNDS, INC.


            BY:    /s/ Marie E. Connolly
                   __________________________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                          Date

________________________        _______________________________     _______

/s/Marie E. Connolly*         President and Treasurer (Principal   12/24/96
____________________________  Executive, Financial and Accounting
Marie E. Connolly             Officer)

/s/Joseph S. DiMartino*       Director                             12/24/96
___________________________
Joseph S. DiMartino

/s/David P. Feldman*          Director                             12/24/96
___________________________
David P. Feldman

/s/John M. Fraser, Jr.*       Director                             12/24/96
___________________________
John M. Fraser, Jr.

/s/Robert R. Glauber*         Director                             12/24/96
___________________________
Robert R. Glauber

/s/James F. Henry*            Director                             12/24/96
___________________________
James F. Henry

/s/Rosalind Gersten Jacobs*   Director                             12/24/96
___________________________
Rosalind Gersten Jacobs

/s/Irving Kristol*            Director                             12/24/96
___________________________
Irving Kristol

/s/Paul A. Marks*             Director                             12/24/96
___________________________
Paul A. Marks

/s/Martin Peretz*             Director                             12/24/96
___________________________
Martin Peretz

/s/Bert Wasserman*            Director                             12/24/96
___________________________
Bert Wasserman


*BY:     __________________________
         Elizabeth Keeley,
         Attorney-in-Fact






                         EXHIBIT INDEX

Exhibits


     (11)      Consent of Independent Auditors

     (17)      Financial Data Schedule

Other Exhibits

     Powers of Attorney

     Assistant Secretary's Certificate